SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2011

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York (Address of principal executive offices)	12540 (Zip code)

Registrant’s telephone number, including area code:  (845) 454-3703

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMAND SECURITY CORPORATION
FORM 8-K
CURRENT REPORT

TABLE OF CONTENTS

Page

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 Financial Statements and Exhibits	3

Signature	3

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Effective June 9, 2011, Laurence A. Levy resigned from the Class I of the registrant’s board of directors (the “Board”) and from the Nominating and Corporate Governance and Compensation committees of the Board.

(d)  Effective June 9, 2011, Janet Steinmayer was appointed by the Board to Class I of the Board and to the Nominating and Corporate Governance and Compensation committees of the Board, to fill the vacancy on the Board and such committees resulting from the resignation on such date by Laurence A. Levy from such positions, as reported above by the registrant in paragraph (b) of Item 5.02 of this Form 8-K.  Ms. Steinmayer was also appointed by the Board to the registrant’s Audit committee.  In connection with Ms. Steinmayer’s appointment to the Board and such committees, the registrant granted Ms. Steinmayer a stock option to purchase an aggregate of 50,000 shares of the registrant’s common stock at an exercise price of $1.50 per share, and agreed to pay her a fee of $18,000 per annum for serving as a member of the Board and a fee of $1,000 per meeting attended of the board and certain of its committees.  This stock option vests and may be exercised with respect to 1/12th of the shares covered thereby at the end of each month during which Ms. Steinmayer has served as a member of the Board.  Following this initial grant, Ms. Steinmayer will be entitled to the same annual compensation for serving as a director and member of Board committees as each of the registrant’s other independent directors; provided that Ms. Steinmayer’s annual compensation for Board and committee service in fiscal 2012 will be proportionately reduced to reflect that she will not have served in such capacities for the registrant’s entire fiscal year.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits:

99.1	Press Release dated June 14, 2011 announcing Ms. Steinmayer’s appointment to the registrant’s board of directors and to certain committees of the board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2011

COMMAND SECURITY CORPORATION

By:	/s/ Barry Regenstein
Name: Barry Regenstein
Title: President and Chief Financial Officer